UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

October 21, 2018

Date of report (Date of earliest event reported)

Leap Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37990	27-4412575
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

47 Thorndike Street, Suite B1-1 Cambridge, MA (Address of principal executive offices)	02141 (Zip Code)

Registrant’s telephone number, including area code (617) 714-0360

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01      Other Events.

On October 21, 2018, Leap Therapeutics, Inc. (the “Company”) issued a press release entitled “Leap Therapeutics Presents Esophagogastric Cancer Data at ESMO 2018 Annual Congress”.

The full text of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference; provided, however that information on or connected to our website referenced in the Company’s press release is expressly not incorporated by reference into or intended to be filed as a part of this Current Report on Form 8-K.

Item 9.01.     Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit Number	Description
99.1	Leap Therapeutics, Inc. Press Release dated October 21, 2018, entitled “Leap Therapeutics Presents Esophagogastric Cancer Data at ESMO 2018 Annual Congress”.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Leap Therapeutics, Inc.

Dated: October 21, 2018	By:	/s/ Douglas Onsi
	Name:	Douglas Onsi
	Title:	Chief Financial Officer, General Counsel, Treasurer and Secretary

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